UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

January 17, 2007
Date of Report (Date of earliest event reported)

Thermo Fisher Scientific Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-8002	04-2209186
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

81 Wyman Street, P.O. Box 9046 Waltham, Massachusetts	02454-9046
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 622-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective January 17, 2007, the Board of Directors of Thermo Fisher Scientific Inc. (the “Company”) approved an amendment to Section 5 of Article I of the Company’s Amended and Restated Bylaws for purposes of implementing a majority vote standard in uncontested director elections in place of the plurality vote standard. The new majority vote standard provides that to be elected in an uncontested election, a director nominee must receive a majority of the votes cast such that the number of votes cast “for” a director must exceed the number of votes cast “against” that director. A plurality vote standard will be retained for the election of directors only in the event of a contested election, where the number of nominees for director is greater than the number of directors to be elected.

A copy of the Company’s Amended and Restated Bylaws is filed as Exhibit 3.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

3.1	Amended and Restated Bylaws of the Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 19th day of January, 2007.

THERMO FISHER SCIENTIFIC INC.

By:	/s/ Seth H. Hoogasian
Name: Seth H. Hoogasian
Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX
Exhibit No.	Description of Exhibit

3.1	Amended and Restated Bylaws of the Company